UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2019

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

142 W. 57th Street, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2019, Mrs. Xiaopeng Li, a member of the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company”), notified the Company of her intention to resign from the Board for personal reasons, effective immediately. Mrs. Xiaopeng Li did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On July 1, 2019, the Board appointed Mr. Xiaoming Gao, age 57, as a member of the Board to fill the vacancy resulting from Mrs. Li’s resignation. Mr. Xiaoming Gao was not, and is not expected to be, appointed to serve on any Board committees.

Mr. Xiaoming Gao is the chairman of Technology License Agreement with Hefei Tianhui Incubator of Technologies Co. Ltd. (“HTIT”) and has more than 30 years of experience in the insulin industry and was responsible for introducing Novo Nordisk insulin to China.  In 2007, he founded Hefei Tianmai Biotechnology development Co., Ltd. ("HTBT") and started recombinant human insulin and insulin analogs’ R&D manufacturing for the Greater China region.

As remuneration for his service as a director, Mr. Xiaoming Gao will receive the same fees as the Company’s other non-executive directors, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018. Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Xiaoming Gao and any other person pursuant to which he was elected as a director, and there are no transactions in which Mr. Xiaoming Gao has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with Mr. Xiaoming Gao’s appointment, the Company expects to enter into its standard indemnification agreement with Mr. Xiaoming Gao, on substantially the same terms as the indemnification agreements previously entered into between the Company and each of its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

July 1, 2019

2